Exhibit 10.29
RED ROBIN GOURMET BURGERS, INC.
2024 PERFORMANCE INCENTIVE PLAN
STOCK APPRECIATION RIGHTS AGREEMENT

THIS STOCK APPRECIATION RIGHTS AGREEMENT (this “SAR Agreement”) by and between RED ROBIN GOURMET BURGERS, INC., a Delaware corporation (the “Company”), and _______________________ (“Grantee”) evidences the stock appreciation right (the “SAR”) granted by the Company to Grantee as to the number of underlying shares of the Company’s Common Stock, the Award (Grant) Date, the Grant (Exercise) Price per share, the Expiration (Expiry) Date and the Vesting Schedule (collectively, the “Grant Terms”), all of which are set forth and described in this SAR Agreement.

Date of Grant:
Strike Price Per Share:
Total Number of Shares Underlying the SAR:
Expiration Date of SAR:

Vesting Schedule:

The SAR is granted under the Red Robin Gourmet Burgers, Inc. 2024 Performance Incentive Plan, as may be amended time to time (the “Plan”) and is subject to the Terms and Conditions of SAR (the “Terms”) contained in this SAR Agreement and the Plan. The SAR has been granted to Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to Grantee. Capitalized terms are defined in the Plan if not defined herein. Grantee acknowledges receipt of a copy of this SAR Agreement, the Plan, and the Prospectus for the Plan.

TERMS AND CONDITIONS OF SAR

1. Vesting; Limits on Exercise.
The SAR may be exercised only to the extent the SAR is vested and exercisable. The SAR shall vest and become exercisable as set forth on the Vesting Schedule above.

•Cumulative Exercisability. To the extent that the SAR is vested and exercisable, Grantee has the right to exercise the SAR (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the SAR.

2. Continuance of Employment/Service Required; No Employment/Service Commitment.

The Vesting Schedule set forth in this SAR Agreement requires continued employment or service through each applicable vesting date or performance period as a condition to the vesting of the applicable installment of the SAR and the rights and benefits under this SAR Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this SAR Agreement or the Plan constitutes a continued employment or service commitment by the Company or any of its Subsidiaries, affects Grantee’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon Grantee any right to remain employed by or in service to the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate such employment or service, or affects the right of the Company or any Subsidiary to increase or decrease Grantee’s other compensation. Grantee has no rights as a stockholder of the Company pursuant to this SAR Agreement.

3. Method of Exercise and Settlement of SAR.

Upon exercise of the SAR, the Company shall pay the product of (a) the number of shares of Company Common Stock subject to the portion of the SAR being exercised, multiplied by (b) the excess of the Fair Market Value of a share of Company Common Stock over the Strike Price, to Grantee in cash.
The SAR shall be exercisable by the delivery to the Secretary of the Company (or such other person as the Committee may require pursuant to such administrative exercise procedures as the Committee may implement from time to time) of:

•a written notice stating the number of shares of Common Stock underlying the portion of the SAR being exercised or by the completion of such other administrative exercise procedures as the Committee may require from time to time,

•any written statements or agreements required by the Company; and

•satisfaction of the tax withholding provisions of Section 6.1 of the Plan.

4. Early Termination/Acceleration of SAR.

1. Termination of SAR upon a Termination of Grantee’s Employment or Services.
Subject to earlier termination on the Expiration Date of the SAR, if Grantee ceases to be employed by or ceases to provide services to the Company or a Subsidiary, the following rules shall apply (the last day that Grantee is employed by or provides services to the Company or a Subsidiary is referred to as Grantee’s “Severance Date”):

•other than as expressly provided below in this Section 4.1, (a) Grantee will have until the date that is _____________ months after his or her Severance Date to exercise the SAR (or portion thereof) to the extent that it was vested on the Severance Date, (b) the SAR, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the SAR, to the extent exercisable for the _____________ month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the _____________ month period;

•if the termination of Grantee’s employment or services is the result of Grantee’s death or Disability, then Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 12 months after Grantee’s Severance Date to exercise the SAR, (b) the SAR, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the SAR, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period;

•if Grantee’s employment or services are terminated by the Company or a Subsidiary for Cause (as defined below), the SAR (whether vested or not) shall terminate on the Severance Date.

For purposes of the SAR, “Cause” means that Grantee:

(1) has been negligent in the discharge of his or her duties to the Company or any of its Subsidiaries, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

(2) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses);

(3) has materially breached any of the provisions of any agreement with the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; or

(4) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; has improperly induced a vendor or customer to enter into, break or terminate any contract with the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries; or has induced a principal for whom the Company, any of its Subsidiaries or any affiliate of the Company or any of its Subsidiaries acts as agent to terminate such agency relationship.

In all events the SAR is subject to earlier termination on the Expiration Date of the SAR. The Committee shall be the sole judge of whether Grantee continues to render employment or services for purposes of this SAR Agreement.

5. Non-Transferability.

The SAR and any other rights of Grantee under this SAR Agreement or the Plan are nontransferable and exercisable only by Grantee, except as set forth in Section 4.2 of the Plan.

6. Withholding.

In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of Grantee, are withheld or collected from Grantee (including withholding from amounts otherwise payable in respect of the SAR).

7. Tax Consideration.

The Company has advised Grantee to seek Grantee’s own tax and financial advice with regard to the federal and state tax considerations resulting from Grantee’s receipt of SARs pursuant to this SAR Agreement. Grantee understands that the Company will report to appropriate taxing authorities the payment to Grantee of compensation income upon the exercise of the SAR. Grantee understands that he or she is solely responsible for the payment of all federal and state taxes resulting from this grant and exercise of the SAR. With respect to tax withholding amounts, the Company has all of the rights specified in Section 7 of this SAR Agreement and has no obligations to Grantee except as expressly stated in Section 7 of this SAR Agreement.

8. Non-Solicitation.

Grantee, for the twelve (12) month period immediately following the date of termination of Grantee’s employment, shall not, either on his or her own account or jointly with or as a manager, agent, officer, employee, consultant, partner, joint venturer, owner, or shareholder, or otherwise on behalf of any other person, firm, or Company, directly or indirectly solicit or attempt to solicit away from the Company any of its employees or offer employment to any person who, on or during the six (6) months immediately preceding the date of such solicitation or offer, is or was an employee of the Company. Grantee agrees that the covenant set forth in this Section 8 is reasonable with respect to its duration, geographical area and scope. In the event that the geographic or temporal scope of the covenant contained herein or the nature of the business or activities restricted hereby shall be declared by a court of competent jurisdiction to exceed the maximum restrictiveness such court deems enforceable, such provisions shall be deemed to be replaced herein by the maximum restriction deemed enforceable by such court.

9. Injunctive Relief.

The parties hereto agree that either party hereto would suffer irreparable harm from a breach by the other party of any of the covenants or agreements contained herein, for which there is no adequate remedy at law. Therefore, in the event of the actual or threatened breach by a party of any of the provisions of this SAR Agreement, the other party, and in the case of the Company, its respective successors or assigns, may, in addition and supplementary to other rights and remedies existing in their favor, apply to any court of law or equity of competent jurisdiction for specific performance, injunctive or other relief (without the necessity of posting bond or security) in order to enforce compliance with, or prevent any violation of, the provisions hereof; and that, in the event of such breach or threat thereof by one party, the other party shall be entitled to obtain a temporary restraining order and/or a preliminary injunction restraining the other party from engaging in activities prohibited hereby or such other relief as may be required to specifically enforce any of the covenants contained herein.

10. Notices.

Any notice to be given under the terms of this SAR Agreement shall be in writing and addressed to the Company at its principal office to the attention of the Secretary, and to Grantee at the address last reflected on the Company’s payroll records (including via e-mail if Grantee is then employed by the Company), or at such other address as either party may hereafter designate in writing to the other. Any such notice (if not sent via e-mail) shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if Grantee is no longer employed by the Company or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 10.

11. Plan.

The SAR and all rights of Grantee under this SAR Agreement are subject to, and Grantee agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this SAR Agreement and of the Plan, the terms and conditions of the Plan shall govern. Grantee agrees to be bound by the terms of the Plan and this SAR Agreement (including these Terms). Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this SAR Agreement. Unless otherwise expressly provided in other sections of this SAR Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.

12. Entire Agreement; Amendment.

Except as may otherwise be provided in any employment, severance or other agreement between the Company and Grantee, or any Company plan in which Grantee participates, the Terms and this SAR Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Company may modify, amend or waive the terms of the SAR, prospectively or retroactively, but no such modification, amendment or waiver shall impair the rights of Grantee without his or her consent, except as required by applicable law, NASDAQ or stock exchange rules, tax rules or accounting rules. The waiver by either party of compliance with any provision of this SAR Agreement shall not operate or be construed as a waiver of any other provision of this SAR Agreement, or of any subsequent breach by such party of a provision of this SAR Agreement.

13. Governing Law.

This SAR Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

14. Effect of this Agreement.

This SAR Agreement shall bind Grantee and the Company and their beneficiaries, survivors, executors, administrators and transferees.

15. Section Headings.

The section headings of this SAR Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

16. Forfeiture.

Grantee must reimburse or forfeit to the Company any payment received or to be received hereunder by Grantee to the extent required by the clawback policy adopted by the Board of Directors.

17. Committee Administration.

The Committee has sole and exclusive responsibility for construing and interpreting this SAR Agreement and for resolving all questions arising under this SAR Agreement. Any decision or action taken by the Committee arising out of, or in connection with, the construction, administration, interpretation and effect of this SAR Agreement will be conclusive and binding upon all persons.

18. Severability.

The invalidity or unenforceability of any provision of this SAR Agreement will not affect the validity or enforceability of the other provisions of this SAR Agreement, which will remain in full force and effect. Moreover, if any provision is found to be excessively broad in duration, scope or covered activity, the provision will be construed so as to be enforceable to the maximum extent compatible with applicable law.

19. Compliance with Code Section 409A.

The SAR granted under this SAR Agreement is intended to be exempt from Section 409A of the Code. In administering this SAR Agreement, the Company shall interpret this SAR Agreement in a manner consistent with such exemption.

IN WITNESS WHEREOF, the Company has executed this Award Agreement as of the Date of Grant.

Red Robin Gourmet Burgers, Inc.

By: ___________________________
Its: ___________________________